EXHIBIT 99.1

FOR IMMEDIATE RELEASE
PINNACLE CONTACTS:

Harold Carpenter (investment community)	Nikki Klemmer (news media)
(615) 744-3742	(615) 743-6132
https://www.pnfp.com

PINNACLE FINANCIAL PARTNERS OBTAINS REGULATORY APPROVALS TO ACQUIRE AVENUE FINANCIAL HOLDINGS

NASHVILLE, TN, May 20, 2016 – Pinnacle Financial Partners, Inc. (Nasdaq/NGS: PNFP) ("Pinnacle") announced today that it has received approvals of its applications to merge with Avenue Financial Holdings, Inc. (Nasdaq/NGS: AVNU) ("Avenue") from both the Tennessee Department of Financial Institutions ("TDFI") and the Federal Deposit Insurance Corporation ("FDIC"). The TDFI and FDIC have also approved the proposed merger of Pinnacle Bank and Avenue Bank. With receipt of these approvals, all regulatory approvals required for consummation of the proposed mergers have been received.
Subject to approval by Avenue's shareholders, as well as satisfaction of other closing conditions, Pinnacle anticipates that the merger of the holding companies and banks should become effective late in the second quarter or early in the third quarter of 2016. Avenue's shareholder meeting is scheduled to occur on June 21, 2016. Avenue's bank subsidiary, Avenue Bank, and Pinnacle Bank are expected to merge simultaneously with the merger of the respective parent companies.
"We believe the associates, clients and shareholders of both firms will benefit greatly from this merger," said M. Terry Turner, Pinnacle's president and chief executive officer. "We are pleased with the progress we've been making and the conversations that have taken place between the dedicated associates at both firms. We all look forward to satisfying the remaining closing conditions so we can join forces as Nashville's strongest locally owned bank."
When the operations of the institutions are combined, Pinnacle's existing clients will gain the convenience of another location in Nashville. Avenue clients will be able to access a wider array of wealth management services, including trust, brokerage, investment advisory and insurance, as well as 44 additional offices in the state's four urban markets.

About Pinnacle
Pinnacle Financial Partners provides a full range of banking, investment, trust, mortgage and insurance products and services designed for businesses and their owners and individuals interested in a comprehensive relationship with their financial institution. The American Banker recognized Pinnacle as the third best bank to work for in the country in 2015.
The firm began operations in a single downtown Nashville location in October 2000 and has since grown to approximately $9.3 billion in assets at March 31, 2016. As the second-largest bank holding company headquartered in Tennessee, Pinnacle operates in the state's four largest markets, Nashville, Memphis, Knoxville and Chattanooga, as well as several surrounding counties.
Additional information concerning Pinnacle, which is included in the NASDAQ Financial-100 Index, can be accessed at www.pnfp.com.

About Avenue
Avenue Financial Holdings, Inc., headquartered in Nashville, Tennessee, was formed as a single-bank holding company in 2006 and operates primarily through its subsidiary, Avenue Bank. The Company's operations are concentrated in the Nashville MSA, with the vision of building Nashville's signature bank and serving clients who value creativity, expertise and an exceptional level of personal service. Avenue Bank provides a wide range of business and personal banking services, including mortgage loans, with a special emphasis on commercial, private client, healthcare and music & entertainment banking. The Company serves clients through five locations (a corporate headquarters and four retail branches), a limited deposit courier service (mobile branch) for select commercial clients and mobile and online banking services.

Additional Information and Where to Find It

In connection with the merger, Pinnacle has filed a registration statement on Form S-4 with the Securities and Exchange Commission (the SEC) to register the shares of Pinnacle's common stock that will be issued to the shareholders of Avenue in connection with the Avenue merger. The registration statement includes a proxy statement/prospectus (that will be delivered to Avenue's shareholders in connection with their required approval of the merger) and other relevant materials in connection with the merger.

INVESTORS AND SECURITY HOLDERS ARE ENCOURAGED TO READ THE PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE MERGER BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT PINNACLE, AVENUE AND THE MERGER.

Investors and security holders may obtain free copies of these documents through the website maintained by the SEC at http://www.sec.gov. Free copies of the proxy statement/prospectus also may be obtained by directing a request by telephone or mail to Pinnacle Financial Partners, Inc., 150 3rd Avenue South, Suite 980, Nashville, TN 37201, Attention: Investor Relations (615) 744-3742 or Avenue Financial Holdings, Inc., 111 10th Avenue South, Suite 400, Nashville, TN 37203, Attention: Investor Relations (615) 252-2265.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.

Pinnacle and Avenue, and certain of their respective directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the shareholders of Avenue in respect of the merger. Certain information about the directors and executive officers of Pinnacle is set forth in its Annual Report on Form 10-K for the year ended December 31, 2015, which was filed with the SEC on February 29, 2016 and its proxy statement for its 2016 annual meeting of shareholders, which was filed with the SEC on March 10, 2016, its Current Report on Form 8-K, which was filed with the SEC on April 1, 2016 and its Current Report on Form 8-K filed with the SEC on April 19, 2016. Certain information about the directors and executive officers of Avenue is set forth in its Annual Report on Form 10-K for the year ended December 31, 2015, which was filed with the SEC on March 29, 2016. Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, is included in the proxy statement/prospectus and other relevant documents filed with the SEC.

Forward-Looking Statements

All statements, other than statements of historical fact included in this release, are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  The words "expect," "anticipate," "intend," "plan," "believe," "seek," "should," "estimate" and similar expressions are intended to identify such forward-looking statements, but other statements not based on historical information may also be considered forward-looking including statements about the benefits to Pinnacle of the proposed merger transaction with Avenue, Pinnacle's future financial and operating results (including the anticipated impact of the merger with Avenue on Pinnacle's earnings and tangible book value) and Pinnacle's plans, objectives and intentions.  All forward-looking statements are subject to risks, uncertainties and other facts that may cause the actual results, performance or achievements of Pinnacle to differ materially from any results expressed or implied by such forward-looking statements. Such factors include, among others, (1) the risk that the cost savings and any revenue synergies from the merger with Avenue may not be realized or take longer than anticipated to be realized, (2) disruption from the merger with Avenue with customers, suppliers or employee relationships, (3) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement with Avenue, (4) the risk of successful integration of Avenue's business with Pinnacle's business, (5) the failure of Avenue's shareholders to  approve the merger, (6) the amount of the costs, fees, expenses and charges related  to the merger, (7) reputational risk and the reaction of the parties' customers to the proposed merger, (8) the failure of the closing conditions to be satisfied, (9) the risk that the integration of Avenue's operations with Pinnacle's will be materially delayed or will be more costly or difficult than expected, (10) the possibility that the merger may be more expensive to complete than anticipated, including as a result of unexpected factors or events, (11) the dilution caused by Pinnacle's issuance of additional shares of its common stock in the merger and (12) general competitive, economic, political and market conditions.  Additional factors which could affect the forward looking statements can be found in Pinnacle's Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K filed with or furnished to the SEC and available on the SEC's website at http://www.sec.gov. Pinnacle and Avenue disclaim any obligation to update or revise any forward-looking statements contained in this release which speak only as of the date hereof, whether as a result of new information, future events or otherwise.

###